UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported:)	July 21, 2021

Tandy Leather Factory, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation

1-12368	75-2543540
(Commission File Number)	(IRS Employer Identification Number)

1900 Southeast Loop 820, Fort Worth, Texas	76140
(Address of Principal Executive Offices)	(Zip Code)

(817) 872-3200
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0024	TLFA	Over-the-counter “pink sheets”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.  Results of Operations and Financial Condition

On July 21, 2021, Tandy Leather Factory, Inc. (the “Company”) issued a press release (the “Press Release”) announcing certain financial results as described in the next paragraph.  A copy of the Press Release is attached as Exhibit 99.1.

As previously reported, the Company recently completed a restatement of prior financial statements and is now focusing on completing its financial statements for 2020 and the first two quarters of 2021.  It is not currently reporting its regular financial results until this process has been completed.  For this reason, the press release includes only certain limited financial results, primarily relating to sales and cash, for three months ended June 30, 2021.

The information furnished pursuant to Item 2.02 of this report and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 as amended (the “Exchange Act”, or otherwise subject to liabilities under that section, nor shall they be deemed incorporated by reference in any filing of the Company with the Securities and Exchange Commission under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.  Other Events

The Press Release also announced that the Company has entered into a settlement with the U.S. Securities and Exchange Commission (the “SEC”).  This settlement resolves a previously-announced investigation related to accounting issues that resulted in the Company’s announcement on October 21, 2019 that its financial results reported in its annual report on Form 10-K for the year 2018 and its quarterly report on Form 10-Q for the quarter ended March 31, 2019 should not be relied upon.  The Company restated those financial statements in its Annual Report on 10-K for the year 2019, filed with the SEC on June 22, 2021.  Under the terms of the settlement, in addition to other non-monetary settlement terms, (1) the Company has agreed to pay a civil monetary penalty of $200,000, and (2) Shannon Greene, the Company’s former Chief Financial Officer and Chief Executive Officer, has agreed to pay a civil monetary penalty of $25,000.  In accepting the Company’s settlement offer, the SEC took into account remedial actions the Company took promptly after learning of the issues detailed in the SEC’s order. A copy of the Press Release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

No.	Exhibit
99.1	Press Release dated July 21, 2021

Forward Looking Statements

Certain statements contained in this report and other materials the Company files with the SEC, as well as information included in oral statements or other written statements made or to be made by the Company, other than statements of historical fact, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally are accompanied by words such as “may,” “will,” “could,” “should,” “anticipate,” “believe,” “budgeted,” “expect,” “intend,” “plan,” “project,” “potential,” “estimate,” “continue,” “outlook,” “forecast” or “future,” variations thereof or other similar statements. Please refer to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for additional information concerning these and other uncertainties that could negatively impact the Company. The Company assumes no obligation to update or otherwise revise its forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANDY LEATHER FACTORY, INC.

Date: July 21, 2021	By: /s/ Michael Galvan
Michael Galvan, Chief Financial Officer